SCHEDULE 14A

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the registrant |X|
Filed by a party other than the registrant|_|

Check the appropriate box:
| |      Preliminary proxy statement
|X|      Definitive proxy statement
|_|      Definitive additional materials
|_|      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
|X|      $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14A-6(i)(2).
|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)      Proposed maximum aggregate value of transaction:


|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid:
- -----------------------------------------------------------------------
(2)      Form, schedule or registration statement no.:
- -----------------------------------------------------------------------
(3)      Filing party:
- -----------------------------------------------------------------------
(4)      Date filed:


1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                  POST OFFICE BOX 9379 RICHMOND, VIRGINIA 23227

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held June 14, 1996

TO THE HOLDERS OF COMMON STOCK:

         The Annual Meeting of Shareholders of Reorganized Consumat Systems, Inc. (the "Company") will be held at the offices of the Company, 8407 Erle Road, Mechanicsville, Virginia, on Friday, June 14, 1996, commencing at 10:00 a.m. E.D.T., for the following purposes:

           1. To elect a board of four directors to serve for the ensuing year.

           2. To act upon a proposal, previously approved by the Board of Directors of the Company, to adopt an employee Stock Option Plan.

           3. To act upon a proposal, previously approved by the Board of Directors of the Company, to adopt a Non-Employee Director Stock Option Plan.

           4. To ratify the selection of Parham, P.C., certified public accountants, as auditors of the Company for the current fiscal year.

           5. To transact such other business as may properly come before the meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on April 30, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

         The Company's Proxy Statement is submitted herewith. The Annual Report for the fiscal year ended December 31, 1995, accompanies the Proxy Statement.

         You are requested to complete, sign, date, and return the enclosed Proxy promptly regardless of whether you expect to attend the meeting. A self-addressed, stamped envelope is enclosed for your convenience.

         If you are present at the meeting, you may vote in person even if you have already sent in your proxy.

                                   By Order of the Board of Directors


                                   PATRICIA B. BRADLEY,
                                   Corporate Secretary
May 10, 1996

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                              Post Office Box 9379
                            Richmond, Virginia 23227

                                 PROXY STATEMENT
                   To Be Mailed on or about May 10, 1996, for
             Annual Meeting of Shareholders To Be Held June 14, 1996

         The accompanying proxy is solicited by and on behalf of the Board of Directors of Reorganized Consumat Systems, Inc. (the "Company"), for use at the Annual Meeting of Shareholders of the Company to be held June 14, 1996, or any adjournments thereof, for the purposes set forth in this Proxy Statement and the attached Notice of Annual Meeting of Shareholders. If sufficient proxies are not returned in response to this solicitation, supplementary solicitations also may be made by mail or by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for these services. The Company reserves the right to retain an outside proxy solicitation firm to assist in the solicitation of proxies, but at this time does not have plans to do so. Costs of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of shares held by them.

         The shares represented by all properly executed proxies received by the Corporate Secretary of the Company and not revoked as herein provided will be voted as set forth herein unless the shareholder directs otherwise in the proxy, in which event such shares will be voted in accordance with such directions. Any proxy may be revoked at any time before the shares to which it relates are voted either by written notice (which may be in the form of a substitute proxy delivered to the Secretary of the meeting) or by attending the meeting and voting in person.

                        VOTING SECURITIES AND RECORD DATE

         The Board of Directors has fixed the close of business on April 30, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Each holder of record of the Company's common stock, issued effective March 12, 1996, and having a $1.00 par value (the "Common Stock"), on the record date will be entitled to one vote for each share then registered in his name with respect to all matters to be considered at the meeting. As of the close of business on the record date, 1,010,000 shares of Common Stock were outstanding and entitled to vote at the meeting. Presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting will constitute a quorum. Shares for which the holder has elected to abstain or to withhold the proxies' authority to vote (including broker non-votes) on a matter will count towards a quorum, but will have no effect on the action taken with respect to such matter.

                               RECENT DEVELOPMENTS

Chapter 11 Reorganization

         On October 6, 1995, the Company filed for Chapter 11 bankruptcy relief in the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division (the "Bankruptcy Court"). The Company filed with the Bankruptcy Court a Second Amended Plan of Reorganization dated January 4, 1996. On February 28, 1996, the Bankruptcy Court confirmed the Second Amended Plan of Reorganization, as amended by a Modification to Second Amended Plan of Reorganization dated February 27, 1996 (jointly, the "Reorganization Plan"). On March 12, 1996 (the "Effective Date"), the Company was recapitalized and commenced  making the  distributions  required  under the  Reorganization  Plan, including distributions of cash and of the shares of Common Stock of the Company. The Company was discharged under the Reorganization Plan of all of its debts that existed as of the date of the commencement of its Chapter 11 bankruptcy proceeding.

         Pursuant to the Reorganization Plan, the Company was recapitalized with 5,000,000 shares of Common Stock and 1,000,000 shares of preferred stock. A total of 1,010,000 shares of Common Stock are now issued and outstanding. All shares of the Company's old common stock and all other equity interests, including all options, warrants or other agreements requiring the issuance of equity in the Company, were cancelled under the Reorganization Plan.

         The Company executed and delivered to Lighthouse Investments, L.L.C. ("Lighthouse"), a promissory note in the principal amount of $192,306.29. The promissory note is payable by the Company with interest at a rate per annum of ten percent (10%) in twelve (12) equal quarter-annual payments of principal and interest beginning on March 31, 1996, and continuing on the last day of each successive calendar quarter through December 31, 1998. The promissory note is secured by the same collateral that secured Lighthouse's pre-bankruptcy claim against the Company. Two of the principals of Lighthouse, Neil F. Vierson, III, and Howard P. Harper, are former directors of the Company who served as directors until March 12, 1996.

         Creditors with allowed unsecured claims arising from supplies or services provided to the Company before the commencement of the Company's Chapter 11 bankruptcy proceeding received cash in an amount equal to fifty percent (50%) of their allowed unsecured claims. Other creditors with allowed unsecured claims received (a) the lesser of (i) cash in an amount equal to twenty-five percent (25%) of their allowed unsecured claims or (ii) $60,000, plus (b) their pro rata share of 150,000 shares of the Common Stock of the Company.

         Pursuant to the Reorganization Plan, the shares of the old common stock of the Company were cancelled and all holders (or their assignees) of such shares received a pro rata distribution of 500,000 shares of the Common Stock of the Company. All other equity interests, including options, warrants and other agreements requiring the issuance of equity interests of the Company, were cancelled under the Reorganization Plan.

         Assignees of Sirrom Capital Corporation ("Sirrom") purchased 260,000 shares of the Common Stock of the Company for a price of $39,000 ($0.15 per share) pursuant to the Reorganization Plan. In addition, certain officers and consultants of the Company consisting of Robert L. Massey, Robert S. Lee, Mark
E. Hills, James K. Fishback, and William O. Wiley each received 20,000 shares of the Common Stock of the Company. The Reorganization Plan provides that the Company may issue options, warrants or other agreements for the issuance of up to 300,000 shares of the Common Stock of the Company. (See Proposals Two and Three below).

         On March 28, 1996, the Bankruptcy Court entered a Final Decree closing the Company's Chapter 11 bankruptcy proceeding.

Sirrom Financing

         In order to operate in its Chapter 11 bankruptcy proceeding and to consummate the Reorganization Plan, the Company borrowed $1,500,000 from Sirrom pursuant to the terms of Loan Agreements dated October 11, 1995, January 16, 1996, and March 12, 1996, and with the approval of the Bankruptcy Court. The following is a summary of the principal terms and conditions of the Loan
Agreements:

               Interest Rate. The loans bear interest at a rate of fourteen percent (14%) per annum;

               Stock Warrants. Sirrom received a warrant to purchase up to 32% of the fully diluted shares of the Common Stock of the Company at $0.01 per share; and

               Collateral. The credit facility is secured by liens on all real and personal property of the Company, including but not limited to accounts receivable, inventory, equipment, and general intangibles.

Management

          As of the Effective Date and in accordance with the Reorganization Plan, the management, control and operation of the Company became the general responsibility of its initial Board of Directors consisting of Robert L. Massey, Alexander Y. Hoff, and Peter T. Socha. Messrs. Massey and Hoff were directors of the Company at the time the Company commenced its Chapter 11 bankruptcy proceeding and at all times since. Mr. Socha is the Vice President and Chief Credit Officer of Sirrom. Under the Plan, directors of the Company are to serve until the first annual meeting of stockholders of the Company or their earlier resignation or removal in accordance with the articles of incorporation or bylaws of the Company. At a meeting of the Board of Directors on March 27, 1996, Mr. Massey was elected as Chairman. At a meeting on April 12, 1996, the Board elected James W. Bohlig as an additional director. Mr. Bohlig is an officer of New England Waste Services, Inc., which is the owner of 107,318 shares (approximately 10.63%) of the Common Stock of the Company.

         Each of the officers of the Company immediately prior to the Effective Date continued in his or her positions as the officers of the Company on and after the Effective Date. In addition, at its first meeting held on March 27, 1996, the Board of Directors elected Robert S. Lee as Vice President. Set forth below is the name, age, and position with the Company of each such officer:

           Name and (Age)                         Position(s)

           Robert L. Massey (61)                  Chairman, President, and Chief
                                                          Executive Officer

           Patricia B. Bradley (53)               Corporate Secretary

           Mark E. Hills (36)                     Chief Financial Officer

           Robert S. Lee (48)                     Vice President

         Mr. Massey was elected Vice President of the Company in 1968 and was elected President in March 1985, Executive Vice President and Chief Operating Officer in 1991, and President and Chief Executive Officer in June 1992. Mr. Massey also was elected as Chairman of the Board of Directors at the first meeting of the new Board of Directors on March 27, 1996. He is a graduate of Greenville College, Greenville, Illinois, and has more than 35 years experience in finance and sales.

          Ms. Bradley joined the Company in 1971 and has held various administrative positions, including Human Resources Manager. She was elected Corporate Secretary in 1992. Ms. Bradley has over 20 years of experience in office administration and management.

          Mr. Hills joined the Company as the Controller in early 1993, was elected Treasurer in October 1993, and was elected Chief Financial Officer in June 1995. Mr. Hills has over 15 years of experience in public accounting and manufacturing management.

          Mr. Lee joined the Company in 1986 as a project manager, was promoted to plant operations manager in 1987, and was elected Vice President-Operations in 1989. In 1996, Mr. Lee was elected Vice President.

                      PROPOSAL ONE -- ELECTION OF DIRECTORS

Nominees and Vote Required

         The Company's Board of Directors presently consists of four directors, each of whom is to serve until the first Annual Meeting of Shareholders or their earlier resignation or removal in accordance with the articles of incorporation or bylaws of the Company.

         The Board of Directors has nominated three of the four directors as nominees for re-election as directors and an additional nominee for election as a director. The nominees are identified in the table below.

         Each of the nominees has consented to his being named as a nominee in this Proxy Statement and has agreed to serve if elected; provided, however, that the nominee (who is not currently a director) has advised the Company that his service as a director is conditioned on the Company having obtained a directors and officers insurance policy with satisfactory coverage and effective as of the date of his election. Each of the nominees has furnished to the Company the information set forth in the table below with respect to his age and his principal occupation or employment.

         It is expected that each of these nominees will be able to serve, but in the event that any such nominee is unable to serve for any reason (which event is not now anticipated), the proxies reserve discretion to vote or refrain from voting for a substitute nominee or nominees. Shareholders may withhold authority to vote for any of the nominees on the accompanying proxy.

         The Board of Directors recommends that Shareholders vote "FOR" the nominees set forth below. The four nominees receiving the greatest number of affirmative votes cast at the Annual Meeting will be elected.

Name and (Age)                      Director                Principal Occupation for Last Five Years
                                    Since                             and Other Information

Robert L. Massey (61)               1971                      Chairman of the Board, President, and
                                                                 Chief Executive Officer of the Company

Alexander Y. Hoff (60)              1995                      President of Yankee Engineering Company

James W. Bohlig (49)                1996                      Senior Vice President and Chief Operating Officer of
                                                                  Casella Waste Systems, Inc., and of New England
                                                                  Waste Services, Inc.

D. Randolph Graham (45)              n/a                      Vice President - Administration, Chief Financial Officer,
                                                                  and Treasurer of Sterile Concepts Holdings, Inc.

         The current director who is not standing for re-election as a director is Peter T. Socha who is the Vice President and Chief Credit Officer of Sirrom Capital Corporation. Mr. Socha has been an officer of Sirrom Capital Corporation since 1994 and became an initial director of the Company on March 12, 1996, in accordance with the Company's Reorganization Plan. During the previous five years, Mr. Socha was the President and Chief Operating Officer of Stewart Foods, Inc. (1992 - 1994), and an investment banker with Quest Capital Corporation (1991 - 1992).

Attendance

         The Board of Directors held 18 meetings during the fiscal year ended December 31, 1995. All directors attended seventy-five percent or more of the meetings, including regularly scheduled and special meetings, and the meetings of any committees of the Board on which they served, in each case that were held in the past fiscal year during the periods in which they were directors or served on such committees. Presently there are no standing committees of the Board of Directors.

Director Compensation and Reimbursement

         The  Company   reimburses  the  direct  travel  expenses  of  directors
associated with Board of Director activities. In 1995, the Company paid its directors reimbursement expenses in the aggregate amount of $9,514.45. In addition, the three non-employee directors of the Company received a total of 7,000 shares of the old common stock of the Company in 1995 as a fee for attendance of the meetings of the Company's Board of Directors. The names of the non-employee directors, the number of the shares of the old common stock of the Company received by them in 1995, and the number of Board meetings attended by them in 1995 are as follows:

Name of Director                    Shares Received           Meetings Attended

Neil F. Vierson, III                       3,000                       18

Howard P. Harper                           3,000                       18

Alexander Y. Hoff                          1,000                       10

As described above, an initial Board of Directors was appointed as of March 12, 1996, pursuant to the Company's Reorganization Plan. Of the three non-employee directors of the Company prior to March 12, 1996, only Mr. Hoff remains as a director of the Company.

         The two former non-employee directors, Messrs. Vierson and Harper, owned respectively 9,633 and 39,500 shares of the old common stock of the Company and now own respectively 3,473 and 14,243 shares of the new Common Stock of the Company as a result of distributions made by the Company in accordance with the Reorganization Plan. See "Principal Shareholders" below for the disclosure of Mr. Hoff's beneficial ownership of shares of new Common Stock of the Company.

          In 1995, the Company did not grant to directors any options for the purchase of shares of the old common stock of the Company pursuant to the 1993 Non-Employee Outside Directors Stock Option Plan or otherwise. The 1993
Non-Employee Outside Directors Stock Option Plan was rejected as part of the Company's Chapter 11 plan and is no longer in existence.

Executive Compensation

Summary Compensation Table. The table below sets forth for the years ended December 31, 1995, 1994, and 1993, the annual and long-term compensation for services in all capacities to the Company and its subsidiaries for those persons who at December 31, 1995, were the Company's executive officers whose salary and bonus exceeded $100,000 for the year ending December 31, 1995 (the "Named Executives").

                                                                         Long-Term
                                         Annual Compensation           Compensation
- ------------------------------- -------- ----------------------- -------------------------- --------------------------
                                                                   Securities Underlying
Name and Principal Position      Year        Salary (1)    Bonus      Options/SARs(#)       All Other Compensation
- ---------------------------      ----        ------        -----      ---------------       ----------------------

Robert L. Massey,                1995        118,269         -0-              -0-                        (2)
  President and Chief            1994        112,500         -0-              -0-
  Executive Officer              1993        122,115         -0-            50,000






(1) Mr. Massey was entitled under his employment contract to receive a base salary of $125,000 during each of the fiscal years ending December 31, 1995, 1994, and 1993. The amounts set forth in the above table reflect salary reductions applicable to Mr. Massey in each of the fiscal years ending December 31, 1995, 1994, and 1993. The aggregate amount of such reductions formed a part of Mr. Massey's claim against the Company in its Chapter 11 proceeding, which claim was discharged pursuant to the Reorganization Plan.

(2) Substantially less than 10% of salary. See "Contracts with Executives" immediately below.

Contracts with Executives

         The Company and the Company's Chief Executive Officer, Mr. Massey, are parties to an employment contract dated February 12, 1991. The employment contract had an initial term of two years but is automatically renewed annually unless notice of non-renewal is given by one of the parties. The employment contract provides for an annual base salary of $125,000 and additional benefits.

         As of December 31, 1995, Mr. Massey was indebted to the Company in the amount of $38,000 as a result of a loan made to him in December 1985. The loan does not bear interest and is to be repaid on demand out of future bonuses, when declared, or otherwise one year following termination of employment with the Company. No repayments were made against this loan in 1995 or 1994; however, the outstanding balance of the loan has been reduced to $19,028.00 as a result of an offset by Mr. Massey in an amount equal to the amount of the Company's indebtedness to Mr. Massey which was discharged and not paid under the Plan.

Bonus Plan

         The Company has a bonus plan which provides for the payment of periodic bonuses to employees. Aggregate bonuses may not exceed 20% of annual pre-tax earnings. For 1995 and 1994, the Company did not pay cash bonuses to its officers.

Common Stock Options

         At December 31, 1995, there were outstanding options under the 1993 Employee Stock Option Plan and the 1993 Non-Employee Directors Stock Option Plan for the purchase of 150,000 shares of the old common stock of the Company at prices ranging from $0.375 to $0.9375 per share. As described above, all outstanding options were cancelled pursuant to the Reorganization Plan.

Principal Shareholders

Security Ownership Of Certain Beneficial Owners. The following table lists the only persons known by the Company to be the beneficial owners of more than five percent of the Common Stock of the Company as of April 12, 1996:

                                              Amount
Name and Address of                        of Beneficial           Percent
Beneficial Owner                             Ownership        Of Class (approx.)

Alexander Y. Hoff                             118,532              11.74%
1901 Lansdowne Road
Baltimore, Maryland  21227

New England Waste Services, Inc.              107,318              10.63%
P.O. Box 866
Rutland, Vermont  05702

Peter T. Socha                                100,000               9.90%
1318 Jamestown Road
Suite 201
Williamsburg, Virginia  23185

Carter Kaplan Holdings, L.L.C.                100,000               9.90%
P.O. Box 344
629 East Main Street
Richmond, Virginia  23202

To the best of Company's knowledge, each of the above shareholders owns all such shares directly, except for Mr. Hoff who directly owns 10,360 shares of the Common Stock of the Company and whose company, Yankee Engineering Company, owns 108,172 shares of the Common Stock of the Company. Mr. Socha and his spouse, Annabelle K. Socha, are the joint owners of all 100,000 shares of the Common Stock of the Company listed above. As previously disclosed herein, Mr. Socha is the Vice President and Chief Credit Officer of Sirrom Capital Corporation which holds a warrant to purchase up to 32% of the fully diluted shares of the Common Stock of the Company at a price of $0.01 per share.

Security Ownership Of Management. The following table sets forth the ownership, if any, as of April 12,, 1996, of the shares of the Common Stock of the Company, by each director (except for Messrs. Hoff and Socha who, because of their beneficial ownership of more than five percent of the Common Stock of the Company, are listed in the table immediately above), nominee for election as director, and executive officer of the Company and by each other person who is expected by the Company to make a significant contribution to the Company's business:

                                    Amount
Name and Address of                 of Beneficial             Percent
Beneficial Owner                    Ownership                 Of Class (approx.)

Robert L. Massey                       45,870                     4.54%
216 Fulham Circle
Richmond, Virginia  23227

James W. Bohlig                           n/a  (1)                 n/a
25 Greens Hill Lane
Rutland, Vermont 05702

D. Randolph Graham                        n/a                      n/a
10815 Weather Vane Road
Richmond, Virginia 23233

Mark E. Hills                          32,560                     3.22%
4805 Fort McHenry Pkwy.
Glen Allen, Virginia  23060


Patricia B. Bradley                     2,860                     0.28%
10940 Forest Trace Lane
Glen Allen, Virginia  23060

Robert S. Lee                          35,829                     3.55%
6015 Arbor View Terrace
Chester, Virginia  23831

James K. Fishback                      28,705                     2.84%
1617 Princeton Road
Richmond, Virginia  23227

All executive officers and
  directors as a group (6 persons)    335,651                    33.23%

(1) As disclosed previously herein, Mr. Bohlig is the Senior Vice President and Chief Operating Officer of New England Waste Services, Inc., which owns 107,318 shares (approximately 10.63%) of the Common Stock of the Company.

Changes In Control. In connection with the financing provided by Sirrom Capital Corporation and pursuant to the terms of a Stock Purchase Warrant dated March 12, 1996, the Company granted a warrant entitling Sirrom Capital Corporation to purchase up to approximately 32% of the Common Stock of the Company on a fully diluted basis at a price of $0.01 per share. The warrant is exerciseable beginning on and after March 31, 1998, until April 30, 2001.

       In  addition,  a change in control of the  Company  occurred on March 12,
1996, on which date the Company consummated the Reorganization Plan. As explained above, all equity interests in the Company were cancelled, including, without limitation, the 1,564,699 issued and outstanding shares of the old common stock of the Company; however, in accordance with the Reorganization Plan, the Company distributed a total of 500,000 shares of the new Common Stock of the Company to or on account of the holders of the shares of the old common stock of the Company. Also as explained above, certain of the creditors of the Company received a total of 150,000 shares of the new Common Stock of the Company in partial satisfaction of their claims against the Company. Consequently, under the Reorganization Plan, a total of 510,000 shares of the new Common Stock of the Company were distributed to or on account of the holders of the old common stock of the Company and the holders of certain claims against the Company.

       In connection with the consummation of the Reorganization Plan, Environmental Systems Company ("ENSCO"), the holder of approximately thirty-six percent (36%) of the shares of the old common stock of the Company, assigned its interest under the Reorganization Plan in 140,000 shares of the new Common Stock of the Company and disclaimed its interest under the Reorganization Plan in another 41,009 shares of the new Common Stock of the Company, which 41,009 shares were distributed by the Company to the other holders of the shares of the old common stock of the Company on a pro rata basis. Also in connection with the consummation of the Reorganization Plan, ENSCO and another creditor disclaimed their interests under the Reorganization Plan as creditors of the Company to receive approximately 38,734 shares of the new Common Stock of the Company, which 38,734 shares were distributed by the Company to other creditors of the Company on a pro rata basis.

             PROPOSAL TWO -- APPROVAL OF THE 1996 STOCK OPTION PLAN

Introduction

         On April 12, 1996, the Board of Directors approved, subject to shareholder approval, the 1996 Stock Option Plan (the "1996 Plan") and directed that it be submitted to shareholders for approval. The 1996 Plan replaces the 1993 Stock Option Plan, which has been terminated pursuant to the Company's Reorganization Plan.
All options granted under the 1993 Stock Option Plan have been cancelled.

         The 1996 Plan became effective April 12, 1996, subject to shareholder approval. Unless sooner terminated by the Board of Directors, the 1996 Plan will terminate on April 11, 2006. No incentive awards may be made under the 1996 Plan after termination.

         The 1996 Plan is intended to provide a means for selected key management employees of the Company to increase their personal financial interest in the Company, thereby stimulating their efforts on behalf of the Company and its shareholders.

         The principal features of the 1996 Plan are summarized below. The summary is qualified by reference to the complete text of the 1996 Plan, which is attached as Exhibit A.

General

         The 1996 Plan reserves 200,000 shares of the new Common Stock of the Company for issuance pursuant to incentive awards. Such incentive awards may be in the form of stock options, stock appreciation rights, restricted stock, incentive stock or tax offset rights (as described below). The issuance of all such shares would result in a 16.5% dilution of the percentage ownership interest of existing shareholders.

         If an option is cancelled, terminates or lapses unexercised, any unissued shares allocable to such option may be subjected again to an incentive award. The committee described below is expressly authorized to make an award to a participant conditioned upon the surrender for cancellation of an existing incentive award granted under the 1996 Plan.

         Adjustments will be made in the number and kind of shares which may be issued under the 1996 Plan in the event of a future stock dividend, stock split or similar change in the number of outstanding shares of Common Stock or the future creation or issuance to shareholders generally of rights, options or warrants for the purchase of capital stock of the Company.

         The Company may register the 1996 Plan under the Securities Act of 1933 after shareholder approval is received.

         As of April 12, 1996, the market value of the securities underlying the options available for issuance pursuant to the 1996 Plan was approximately $250,000.

         All present and future employees of the Company who hold positions with management responsibilities are eligible to receive incentive awards under the 1996 Plan. The Company estimates that it has approximately eight such employees (four of whom are officers).

Administration

         The 1996 Plan will be administered by a committee comprised of at least two directors of the Company who are not eligible to participate in the 1996 Plan or any similar plan of the Company. The committee has the power and complete discretion to determine when to grant incentive awards, when eligible employees will receive incentive awards, whether the award will be an option, stock appreciation right, restricted stock or incentive stock, whether the award will include a tax offset right, and the number of shares to be allocated to each incentive award. The committee will impose conditions upon the exercise of options and stock appreciation rights, upon the transfer of restricted stock, and upon the right to receive incentive stock, and may impose such other restrictions and requirements as it may deem appropriate, including reserving the right for the Company to require shares issued pursuant to an incentive award.

Stock Options

         Options to purchase shares of Common Stock granted under the 1996 Plan may be incentive stock options or nonstatutory stock options. Incentive stock options qualify for favorable income tax treatment under section 422 of the Internal Revenue Code (the "Code"), while nonstatutory stock options do not. The option price of Common Stock covered by an incentive stock option may not be less than 100% (or, in the case of an incentive stock option granted to a 10% shareholder, 110%) of the fair market value of the Common Stock on the date of the option grant. The option price of Common Stock covered by a nonstatutory option may not be less than 85% of the fair market value of the Common Stock on the date of grant.

         The value of incentive stock options, based on the exercise price, that first become exerciseable by a participant in any calendar year under the 1996 Plan or any other similar plan maintained by the Company, is limited to $100,000.

         Options may be exercised only at such times as may be specified by the committee; provided, however, that incentive stock options may not be exercised after the first to occur of (i) ten years (or, in the case of an incentive stock option granted to a 10% shareholder, five years) from the date on which the incentive stock option was granted, (ii) three months from the optionee's termination of employment with the Company for reasons other than death or disability, or (iii) one year from the optionee's termination of employment on account of death or disability.

         If the option so provides, an optionee exercising an option may pay the purchase price in cash; by delivering a promissory note; by delivering or causing to be withheld from the option shares, shares of common stock; or by delivering an exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds from the option shares to pay the exercise price. The committee may, in its discretion, provide in an option agreement that an employee who exercises an option by delivering already owned shares of Common Stock will be granted a new option equal in amount to the number of shares so delivered.

Stock Appreciation Rights

         The committee may award stock appreciation rights with an option, or the committee may subsequently award and attach stock appreciation rights to a previously awarded nonstatutory option, and impose such conditions upon their exercise as it deems appropriate. When the stock appreciation right is exerciseable, the holder may exercise all or a portion of the stock appreciation right by surrendering to the Company all or a portion of his related stock options. The holder will receive in exchange an amount equal to the excess of
(i) the fair market value on the date of exercise of the Common Stock covered by the surrendered portion of the related option over (ii) the exercise price of the Common Stock under the related option. The committee may limit the amount which can be received when a stock appreciation right is exercised. When a stock appreciation right is exercised, the underlying option, to the extent surrendered, will no longer be exerciseable. Similar, when an option is exercised, any stock appreciation rights attached to the option will no longer be exerciseable. The Company's obligation arising upon the exercise of a stock appreciation right may be paid in Common Stock or in cash, or an any combination of the two, as the committee may determine.

         Stock appreciation rights may only be exercised when the underlying option is exerciseable. There are further limitations on when an officer, director or 10% shareholder of the Company (an "Insider"), may exercise a stock appreciation right. In particular, Insiders may not exercise stock appreciation rights within the first six months after they are granted and must generally exercise the rights in brief window periods following quarterly earnings releases.

Restricted Stock

         Restricted stock issued pursuant to the 1996 Plan is subject to the following general restrictions: (i) none of such shares may be sold, transferred, pledged, or otherwise encumbered or disposed of until the restrictions on such shares have lapsed or been removed under the provisions of the 1996 Plan, and (ii) if a holder of restricted stock ceases to be employed by the Company, he will forfeit any shares of restricted stock on which the restrictions have not lapsed or been otherwise removed.

         The committee will establish as to each share of restricted stock issued under the 1996 Plan the terms and conditions upon which the restrictions on such shares shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions at the end of a specified period of time, as a result of the disability, death or retirement of the participant. In addition, the committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.

Incentive Stock

         The committee may establish performance programs with fixed goals and designate key employees as eligible to receive incentive stock if the goals are achieved. Incentive stock will only be issued in accordance with the program established by the committee. More than one performance program may be established by the committee and they may operate concurrently or for varied periods of time and a participant may participate in more than one program at the same time. A participant who is eligible to receive incentive stock under a performance program has no rights as a shareholder until such incentive stock is received.

Tax Offset Rights

         The committee may, in its discretion, award tax offset rights in conjunction with any incentive award. Tax offset rights entitle the participant to receive an amount of cash from the Company sufficient to satisfy the income and payroll taxes legally required to be withheld upon exercise of an option, stock appreciation right or tax offset right, upon grant of incentive stock, or upon the lapse of restrictions on restricted stock.

Transferability of Incentive Awards

         Options, stock appreciation rights, tax offset rights, the right to receive incentive stock under a performance program, and during the applicable period of restriction, restricted stock may not be sold, transferred, pledged, or otherwise disposed of, other than by will or by the laws of descent and distribution. All rights granted to a participant under the 1996 Plan shall be exercisable during his lifetime only by such participant, or his guardians or legal representatives. Upon the death of a participant, his personal representative or beneficiary may exercise his rights under the 1996 Plan.



Amendment of the 1996 Plan and Incentive Awards

         The Board of Directors may amend the 1996 Plan in such respects as it deems advisable; provided that the shareholders of the Company must approve any amendment that would (i) materially increase the benefits accruing to participants under the 1996 Plan, (ii) materially increase the number of shares of Common Stock that may be issued under the 1996 Plan, or (iii) materially modify the requirements of eligibility for participation in the 1996 Plan. Incentive awards granted under the 1996 Plan may be amended with the consent of the recipient so long as the amended award is consistent with the terms of the 1996 Plan.

Federal Income Tax Consequences

         An employee will not incur federal income tax when he is granted an option, stock appreciation right, tax offset right, or, in most cases and depending on the restrictions imposed, restricted stock. Upon receipt of incentive stock, an employee will recognize compensation income, which is subject to income tax withholding by the Company, equal to the fair market value of the shares of incentive stock on the date of transfer to the employee.

         Upon exercise of a nonstatutory stock option or stock appreciation right, an employee generally will recognize compensation income, which is subject to income tax withholding by the Company, equal to the difference between the fair market value of the Common Stock on the date of the exercise and the option price. The committee has authority under the 1996 Plan to include provisions allowing the employee to deliver Common Stock, or to elect to have withheld a portion of the shares he would otherwise acquire upon exercise, to cover his tax liabilities. The election will be effective only if approved by the committee and made in compliance with other requirements set forth in the 1996 Plan. When an employee exercises an incentive stock option, he generally will not recognize income, unless he is subject to the alternative minimum tax.

         If the terms of an option permit, an employee may deliver shares of Common Stock instead of cash to acquire shares under an option, without having to recognize taxable gain (except in some cases with respect to "statutory option stock") on any appreciation in value of the shares delivered. However, if an employee delivers shares of "statutory option stock" in satisfaction of all, or any part, of the exercise price under an incentive stock option, and if the applicable holding periods of the "statutory option stock" have not been met (two years from grant and one year from exercise), he will be considered to have made a taxable disposition of the "statutory option stock." "Statutory option stock" is stock required upon the exercise of incentive stock options.

         In general, an employee who receives shares of restricted stock will include in his gross income as compensation an amount equal to the fair market value of the shares of restricted stock at the time the restrictions lapse or are removed. Such amounts will be included in income in the tax year in which such event occurs. The income recognized will be subject to income tax withholding by the Company.

         Upon exercise of a tax offset right, an employee generally will recognize ordinary income, which is subject to income tax withholding by the Company, equal to the amount of cash received.

         The Company usually will be entitled to a business expense deduction, except as explained below, at the time and in the amount that the recipient of an incentive award recognizes ordinary compensation income in connection therewith. As stated above, this usually occurs upon exercise of nonstatutory options, stock appreciation rights or tax offset rights, upon the lapse or removal of restrictions on restricted stock, and upon issuance of incentive stock. Generally, the Company's deduction is contingent upon the Company's meeting withholding tax requirements. No deduction is allowed in connection with an incentive stock option, unless the employee disposes of Common Stock received upon exercise in violation of the holding period requirements. For tax years after December 31, 1996, the Company's right to a tax deduction for income recognized in connection with incentive awards or the exercise of options by executives whose total compensation is subject to the proxy disclosure rules will depend upon whether the compensation of such executive in the aggregate exceeds $1,000,000; if so, the excess over $1,000,000 will not be deductible.

         This summary of the federal income tax consequences of nonstatutory stock options, incentive stock options, stock appreciation rights, tax offset rights, restricted stock and incentive stock does not purport to be complete. There may also be state and local income taxes applicable to these transactions. Holders of incentive awards should consult their own advisors with respect to the application of the laws to them and to understand other tax consequences of the awards including possible income deferral for Insiders (as defined), alternative minimum tax rules, taxes on parachute payments and the tax consequences of the sale of shares acquired under the 1996 Plan.

Vote Required

         The Board of Directors recommends a vote "FOR" the proposed 1996 Plan. Approval of the proposed 1996 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting.

               PROPOSAL THREE -- APPROVAL OF THE 1996 NON-EMPLOYEE
                           DIRECTORS STOCK OPTION PLAN

Introduction

         On April 12, 1996, the Board of Directors adopted, subject to shareholder approval, the 1996 Non-Employee Directors Stock Option Plan (the "1996 Outside Directors Plan"). The 1996 Outside Directors Plan replaces the 1993 Non-Employee Directors Stock Option Plan, which has been terminated pursuant to the Company's Reorganization Plan. All options granted under the 1993 Non-Employee Directors Stock Option Plan have been cancelled.

         The 1996 Outside Directors Plan is effective April 12, 1996, subject to approval by the shareholders of the Company. The 1996 Outside Directors Plan will terminate upon the earlier of (a) the adoption of a resolution of the Board terminating the plan, or (b) April 11, 2006.

         The purpose of the 1996 Outside Directors Plan is to encourage ownership in the Company by non-employee members of the Board of Directors, in order to promote long-term shareholder value and to provide non-employee members of the Board of Directors with an incentive to continue as directors of the Company.

         The  principal   features  of  the  1996  Outside  Directors  Plan  are
summarized below. This summary is qualified by reference to the complete text of the 1996 Outside Directors Plan, which is attached as Exhibit B.

General

         The 1996 Outside Directors Plan authorizes the granting of stock options to purchase an aggregate maximum of 100,000 shares of the Company's Common Stock to eligible members of the Company's Board of Directors. The issuance of all such shares would result in a 9.0% dilution of the percentage ownership interest of existing shareholders. Management anticipates that any such dilution would occur over a number of years.

         The Company may register the 1996 Outside Directors Plan under the Securities Act of 1993 after shareholder approval is received.

         As of April 12, 1996, the market value of the securities underlying the options available for issuance pursuant to the 1996 Outside Directors Plan was $125,000.

Eligibility

         A director is eligible to receive an option under the 1996 Outside Directors Plan if the director: (a) at any relevant time under the 1996 Outside Directors Plan does not own or control, directly or indirectly, more than 5% of the outstanding shares of the Company's Common Stock, and (b) is not otherwise an employee of the Company or any subsidiary and was not an employee of the Company or any subsidiary for a period of at least one year before the date of grant of an option under the 1996 Outside Directors Plan. None of the four current directors, therefore, presently qualify to receive options under the 1996 Outside Directors Plan.

         Each eligible director of the Company on the effective date of the 1996 Outside Directors Plan will automatically receive an option to purchase 25,000 shares of the Common Stock. Each director newly elected by the Company's stockholders or directors after the effective date of the 1996 Outside Directors Plan who is eligible to be granted options thereunder on the date of his or her initial election to the Board will automatically receive an option to receive 25,000 shares on the date of such initial election. No director will be entitled to receive options for more than 25,000 shares of stock pursuant to the 1996 Outside Directors Plan. If at any time under the 1996 Outside Directors Plan there are not sufficient shares available to fully permit the automatic option grants described in this paragraph, the option grant will be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available.

         An option may be exercised in full on the later of six months from the date of grant of the option and six months from the date the 1996 Outside Directors Plan is approved by shareholders. No option may be exercised (i) before the 1996 Outside Directors Plan is approved by the shareholders of the Company, (ii) after the expiration of ten years from the date the option is granted and (iii) unless such optionee is a director of the Company or within twelve months after the date he ceases to be a director.

         The exercise price of each option granted under the 1996 Outside Directors Plan will be 100% of the fair market value of the shares on the date the option is granted.

Administration

         The 1996 Outside Directors Plan will be administered by the Board. Grants of stock options to eligible directors under the 1996 Outside Directors Plan are automatic. However, the Board has certain powers vested in it by the terms of the 1996 Outside Directors Plan including, without limitation, the authority (within the limitations described therein) to prescribe the form of the agreement embodying awards of stock options under the 1996 Outside Directors Plan, to construe the plan, to determine all questions arising under the plan, and to adopt and amend rules and regulations for the administration of the plan as it may deem desirable. Any decision of the Board in the administration of the 1996 Outside Directors Plan will be final and conclusive. The Board may act only by a majority of its members in office, except members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board.

Transferability of Options

         The rights of an optionee under the 1996 Outside Directors Plan may not be assigned or transferred other than by will or the laws of descent and distribution.

Amendment of the 1996 Outside Directors Plan

         The Board may suspend or discontinue the 1996 Outside Directors Plan or revise or amend the plan in any respect; provided, however, that without approval of the Company's shareholders no revision or amendment may increase the number of shares subject to the 1996 Outside Directors Plan or materially increase the benefits accruing to participants under the plan.

Federal Income Tax Consequences

         The  1996  Outside   Directors   Plan  provides  for  the  granting  to
non-statutory  options  which do not qualify as incentive  stock  options  under section 422 of the Internal Revenue Code.

         A director who receives an option under the 1996 Outside Directors Plan will not be deemed to have received any income at the time the option is granted; however, the director will recognize ordinary income in the year any part of the option is exercised in an amount equal to the difference between the exercised price of the shares purchased and the fair market value of such shares on the exercise date. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by the optionee. Special rules may apply if an optionee pays all or part of the exercise price of a non-statutory option by tendering shares of the Common Stock.

         This summary of Federal income tax consequences of nonstatutory stock options does not purport to be complete, and is based upon interpretations of existing laws, regulations and rulings which could be materially altered with enactment of any new tax legislation. There may also be state and local income taxes applicable to these transactions.

Vote Required

         The Board of Directors recommends a vote "FOR" the proposed 1996 Outside Directors Plan. Approval of the proposed plan requires the affirmative vote of a majority of the shares of Common Stock voting at the meeting.

             PROPOSAL FOUR -- RATIFICATION OF SELECTION OF AUDITORS

Introduction and Proposal

         Parham, P.C., independent certified public accountants, has been selected by the Board of Directors as accountants and auditors for the Company for the current fiscal year, subject to ratification by the shareholders. The firm has no relationship with the Company except that it has served as its independent accountants and auditors since December 1, 1994. Representatives of Parham, P.C. are expected to be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from shareholders. In the event the shareholders do not ratify the selection of Parham, P.C., the selection of other accountants and auditors will be considered by the Board of Directors.

         Action by shareholders is not required by law in the selection of independent auditors, but their selection is submitted by the Board of Directors in order to give shareholders the final choice in the designation of independent auditors.

         The Board of Directors recommends a vote "FOR" the selection of Parham, P.C. Ratification of the selection requires the affirmative vote of a majority of shares of Common Stock voting at the meeting.

The Company's Audited Consolidated Financial Statements

         The Company's Audited Consolidated Financial Statements are included in the accompanying Annual Report to Shareholders, and are filed as part of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1995.

         As previously reported, the Board of Directors of the Company accepted the resignation of Coopers & Lybrand as the Company's auditors effective December 1, 1994. Effective December 1, 1994, the Board of Directors approved the engagement of Parham, P.C., as independent auditors of the Company for the fiscal years ended December 31, 1995, and December 31, 1994. The shareholders of the Company ratified the Company's engagement of Parham, P.C., at the Company's annual meeting held on June 14, 1995.

         The financial statements of the Company include the audit report of Parham, P.C., on the financial statements of the fiscal years ended December 31, 1995, and December 31, 1994.

         Parham, P.C.'s report on the financial statements of the Company for the years ended December 31, 1995, and December 31, 1994, did not contain an adverse opinion, disclaimer of opinion or a qualification or modification as to certainty, audit scope or accounting principals, except that the report contained an explanatory paragraph which questioned the ability of the Company to continue as a going concern.

         There were no disagreements between the Company and Parham, P.C., on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parham, P.C., would have caused Parham, P.C. to make reference to the subject matter of the disagreement(s) in connection with its reports, and there have been no "reportable events" during such period as such term is defined in Item 304(a) of Regulation S-B promulgated by the Securities and Exchange Commission.

         The Company furnished Parham, P.C., with a copy of the disclosure contained in its Form 10-KSB and this Proxy Statement, and advised Parham, P.C., that if it believed that the statements made by the Company in response to Item 304(a) of Regulation S-B were incomplete or incorrect, the accountant could present its views in a brief statement to be included in the Form 10-KSB and this Proxy Statement. Parham, P.C., did not submit such statement of views to the Company.

                                  OTHER MATTERS

         The Board of Directors knows of no other matters which will be brought before the meeting. However, if any other matters are properly presented, or if any question arises as to whether any matter has been properly presented and is a proper subject for shareholder action, the persons named as proxies in the accompanying proxy intend to vote the shares represented by such proxy in accordance with their best judgment.

                     SHAREHOLDER PROPOSALS FOR 1997 MEETING

         Proposals of shareholders intended to be presented at the 1997 annual meeting must be received by the Company at its principal executive offices no later than January 10, 1997, for inclusion in the Company's 1997 proxy materials. Such proposals should meet the applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                               FURTHER INFORMATION

        The Company will provide without charge to each person from whom a proxy is solicited by the Board of Directors, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-KSB, including the financial statements thereto, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, for the Company's fiscal year ended December 31, 1995. Such written requests should be sent to the Corporate Secretary, Reorganized Consumat Systems, Inc., Post Office Box 9379, Richmond, Virginia 23227.

                                    By Order of the Board of Directors


                                    PATRICIA B. BRADLEY
                                    Corporate Secretary

May 10, 1995

PLEASE FILL IN, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR OWN SHARES.

                                                                       EXHIBIT A

                       REORGANIZED CONSUMAT SYSTEMS, INC.
                             1996 STOCK OPTION PLAN
                           (As Adopted April 12, 1996
                        Subject To Stockholder Aprroval)

         1. Purpose. The purpose of this Reorganized Consumat Systems, Inc. 1996 Stock Option Plan (the "Plan") is to further the long term stability and financial success of Reorganized Consumat Systems, Inc., (the "Company") by attracting and retaining key employees through the use of stock incentives. It is believed that ownership of Company Stock will stimulate the efforts of those employees upon whose judgment and interest the Company is and will be largely dependent for the successful conduct of its business. It is also believed that Incentive Awards granted to such employees under this Plan will strengthen their desire to remain with the Company and will further the identification of those employees' interests with those of the Company's shareholders. The Plan is intended to conform to the provisions of Securities and Exchange Commission Rule 16b-3.
         2. Definitions. As used in the Plan, the following terms have the meanings indicated:
                  (a)      "Act" means the Securities Exchange Act of 1934, as
         amended.
                  (b) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that the Company is required to withhold in connection with any exercise of a Nonstatutory Stock Option, Stock Appreciation Right, or Tax Offset Right, any lapse of restrictions on Restricted Stock, or any grant of Incentive Stock.
                  (c)      "Board" means the board of directors of the Company.
                  (d)      "Change of Control" means:
                           (i) The acquisition,  other than from the Company, by
                  any individual, entity or group (within the meaning of Section 13(d)(3) or 14 (d)(2) of the Act), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or
                           (ii)   Individuals   who,  as  of  the  date  hereof,
                  constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act); or
                           (iii) Approval by the  shareholders of the Company of
                  a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.
                  (e)      "Code"  means the Internal  Revenue Code of 1986,  as
         amended.
                  (f) "Committee" means the committee appointed by the Board as described under Section 16.
                  (g) "Company" means Reorganized Consumat Systems, Inc., a Virginia corporation.
                  (h) "Company Stock" means Common Stock, $1.00 par value, of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 15), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the Plan.
                  (i) "Date of Grant" means the date on which an Incentive Award is granted by the Committee.
                  (j) "Disability" or "Disabled" means, as to an Incentive Stock Option, a Disability within the meaning of Code section 22(e)(3). As to all other Incentive Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.
                  (k) "Fair Market Value" means, on any given date, the value of a share of Company Stock based upon the average of the highest and lowest reported sales prices per share of the Company Stock on such day on the NASDAQ Bulletin Board (or, if there have been no transactions, the average of the bid and asked prices).
                  (l) "Incentive Award" means, collectively, the award of an Option, Stock Appreciation Right, Incentive Stock, or Restricted Stock, or Tax Offset Right under the Plan.
                  (m) "Incentive Stock" means Company Stock awarded when performance goals are achieved pursuant to an incentive program as provided in Section 7.
                  (n) "Incentive Stock Option" means an Option intended to meet the requirements of, and qualify for favorable federal income tax treatment, under Code section 422.
                  (o) "Insider" means a person subject to Section 16(b) of the Act.
                  (p) "Nonstatutory Stock Option" means an Option that does not meet the requirements of Code section 422, or, even if meeting the requirements of Code section 422, is not intended to be an Incentive Stock Option and is so designated.
                  (q) "Option" means a right to purchase Company Stock granted under the Plan, at a price determined in accordance with the Plan.
                  (r) "Parent" means, with respect to any corporation, a parent of that corporation within the meaning of Code section 424(e).
                  (s) "Participant" means any employee who receives an Incentive Award under the Plan.
                  (t) "Reload Feature" means a feature of an Option described in a Participant's stock option agreement that authorizes the automatic grant of a Reload Option in accordance with the provisions of
         Section 10(d).
                  (u) "Reload Option" means an Option automatically granted to a Participant equal to the number of shares of already owned Company Stock delivered by the Participant to exercise an Option having a Reload Feature.
                  (v) "Restricted Stock" means Company Stock awarded upon the terms and subject to the restrictions set forth in Section 6.
                  (w) "Rule 16b-3" means Rule 16b-3 of the Securities and Exchange Commission promulgated under the Act. A reference in the Plan to Rule 16b-3 shall include a reference to any corresponding rule (or number redesignation) of any amendments to Rule 16b-3 enacted after the effective date of the Plan's adoption.
                  (x) "Stock Appreciation Right" means a right to receive amounts from the Company granted under the Plan.
                  (y) "Subsidiary" means, with respect to any corporation, a subsidiary of that corporation within the meaning of Code section 424(f).
                  (z) "10% Shareholder" means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code section 424(d).
                  (aa) "Tax Offset Right" means a right to receive amounts in cash from the Company as described in Section 12 of the Plan.
                  (bb) "Window Period" means the period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings. The release for publication shall be deemed to have occurred if the specified financial data (i) appears on a wire service, (ii) appears in a financial news service, (iii) appears in a newspaper of general circulation, or (iv) is otherwise made publicly available.
         3. General. The following types of Incentive Awards may be granted under the Plan: Options, Stock Appreciation Rights, Incentive Stock and Restricted Stock. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options.
         4. Stock. Subject to Section 15 of the Plan, there shall be reserved for issuance under the Plan an aggregate of 200,000 shares of Company Stock, which shall be authorized, but unissued shares. Shares allocable to Options or portions thereof granted under the Plan that expire or otherwise terminate unexercised may again be subjected to an Incentive Award under the Plan. For purposes of determining the number of shares that are available for Incentive Awards under the Plan, such number shall, to the extent permissible under Rule 16b-3, include the number of shares surrendered by an optionee or retained by the Company in payment of Applicable Withholding Taxes.
         5.       Eligibility.
         (a) All present and future employees who hold positions with management responsibilities with the Company (or any Parent or Subsidiary of the Company, whether now existing or hereafter created or acquired) shall be eligible to receive Incentive Awards under the Plan. The Committee shall have the power and complete discretion, as provided in Section 16, to select eligible employees to receive Incentive Awards and to determine for each employee the terms and conditions, the nature of the award and the number of shares to be allocated to each employee as part of each Incentive Award.
         (b) The grant of an Incentive Award shall not obligate the Company or any Parent or Subsidiary of the Company to pay an employee any particular amount of renumeration, to continue the employment of the employee after the grant or to make further grants to the employee at any time thereafter.
         6.       Restricted Stock Awards.
         (a) Whenever the Committee deems it appropriate to grant Restricted Stock, notice shall be given to the Participant stating the number of shares of Restricted Stock granted and the terms and conditions to which the Restricted Stock is subject. This notice, when accepted in writing by the Participant shall become an award agreement between the Company and the Participant and certificates representing the shares shall be issued and delivered to the Participant. Restricted Stock may be awarded by the Committee in its discretion without cash consideration.
         (b) Restricted Stock issued pursuant to the Plan shall be subject to the following restrictions:
                  (i) No shares of Restricted Stock may be sold, assigned, transferred or disposed of by an Insider within a six-month period beginning on the Date of Grant, and Restricted Stock may not be
         pledged,   hypothecated  or otherwise encumbered  within a six-month
         period beginning on the Date of Grant if such action would be treated as a sale or disposition under Rule 16b-3.
                  (ii) No shares of Restricted Stock may be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered or disposed of until the restrictions on such shares as set forth in the Participant's award agreement have lapsed or been removed pursuant to paragraph (d) or (e) below.
                  (iii) if a Participant ceases to be employed by the Company or a Parent or Subsidiary of the Company, the Participant shall forfeit to the Company any shares of Restricted Stock on which the restrictions have not lapsed or been removed pursuant to paragraph (d) or (e) below on the date such Participant shall cease to be so employed. (c) Upon the acceptance by a Participant of an award of Restricted Stock, such Participant shall, subject to the restrictions set forth in paragraph (b) above, have all the rights of a shareholder with respect to such shares of Restricted Stock, including, but not limited to, the right to vote such shares of Restricted Stock and the right to receive all dividends and other distributions paid thereon. Certificates representing Restricted Stock shall bear a legend referring to the restrictions set forth in the Plan and the Participant's award agreement.
         (d) The Committee shall establish as to each award of Restricted Stock the terms and conditions upon which the restrictions set forth in paragraph (b) above shall lapse. Such terms and conditions may include, without limitation, the lapsing of such restrictions as a result of the Disability, death or retirement of the Participant or the occurrence of a Change of Control.
         (e) Notwithstanding the provisions of paragraphs (b)(ii) and (iii) above, the Committee may at any time, in its sole discretion, accelerate the time at which any or all restrictions will lapse or remove any and all such restrictions.
         (f) Each Participant shall agree at the time his Restricted Stock is granted, and as a condition thereof, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount had been paid or arrangements satisfactory to the Company have been made, no stock certificate free of a legend reflecting the restrictions set forth in paragraph (b) above shall be issued to such Participant.
         7.       Incentive Stock Awards.
         (a) Incentive Stock may be issued pursuant to the Plan in connection with incentive programs established from time to time by the Committee when performance criteria established by the Committee as part of the incentive program have been achieved.
         (b) Whenever the Committee deems it appropriate, the Committee may establish an incentive program and notify Participants of their participation in and the terms of the incentive program. More than one incentive program may be established by the Committee and they may operate concurrently or for varied periods of time and a Participant may be permitted to participate in more than one incentive program at the same time. Incentive Stock will be issued only subject to the incentive program and the Plan and consistent with meeting the performance goals set by the Committee. A Participant in an incentive program shall have no rights as a shareholder until Incentive Stock is issued. Incentive Stock may be issued without cash consideration.
         (c) A Participant's interest in an incentive program may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.
         (d) Each Participant shall agree as a condition of his participation in an incentive program and the receipt of Incentive Stock, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment to the Company of, Applicable Withholding Taxes. Until such amount has been paid or arrangements satisfactory to the Company have been made, no stock certificate shall be issued to such Participant.
         8.       Stock Options.
         (a) Whenever the Committee deems it appropriate to grant Options, notice shall be given to the Participant stating the number of shares for which Options are granted, the Option price per share, whether the Options are Incentive Stock Options or Nonstatutory Stock Options, the extent to which Stock Appreciation Rights are granted (as provided in Section 9), and the conditions to which the grant and exercise of the Options are subject. This notice, when duly accepted in writing by the Participant, shall become a stock option agreement between the Company and the Participant.
         (b) The exercise price of shares of Company Stock covered by an Incentive Stock Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant; provided that if an Incentive Stock Option is granted to a Participant who, at the time of the grant, is a 10% Shareholder, then the exercise price of the shares covered by the Incentive Stock Option shall be not less than 110% of the Fair Market Value of such shares on the Date of Grant.
         (c) The exercise price of shares covered by a Nonstatutory Stock Option shall be not less than 85% of the Fair Market Value of such shares on the Date of Grant.
         (d) Options may be exercised in whole or in part at such times as may be specified by the Committee in the Participant's stock option agreement; provided that, the exercise provisions for Incentive Stock Options shall in all events not be more liberal than the following provisions:
                  (i) No Incentive Stock Option may be exercised after the first to occur of (x) ten years (or, in the case of an Incentive Stock Option granted to a 10% Shareholder, five years) from the Date of Grant, (y) three months following the date of the Participant's retirement or termination of employment with the Company and its Parent and Subsidiary corporations for reasons other than Disability or death, or
         (z) one year following the date of the Participant's termination of employment on account of Disability or death.
                  (ii) Except as otherwise provided in this paragraph, no Incentive Stock Option may be exercised unless the Participant is employed by the Company or a Parent or Subsidiary of the Company at the time of the exercise and has been employed by the Company or a Parent or Subsidiary of the Company at all times since the Date of Grant. If a Participant's employment is terminated other than by reason of his Disability or death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of termination) within three months after the Participant's termination of employment. If a Participant's employment is terminated by reason of his Disability at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Participant may exercise any or all of the exercisable portion of the Incentive Stock Option (to the extent exercisable on the date of Disability) within one year after the Participant's termination of employment. If a Participant's employment is terminated by reason of his death at a time when the Participant holds an Incentive Stock Option that is exercisable (in whole or in part), the Incentive Stock Option may be exercised (to the extent exercisable on the date of death) within one year after the
         Participant's death by the person to whom the Participant's rights under the Incentive Stock Option shall have passed by will or by the laws of descent and distribution.
                  (iii) An Incentive Stock Option by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Date of Grant) of the Company Stock with respect to which Incentive Stock Options are exercisable for the first time during the calendar year does not exceed $100,000 (the "Limitation Amount"). Incentive Stock Options granted after 1986 under the Plan and all other plans of the Company and any Parent or
         Subsidiary of the Company shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Board may imposed such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonstatutory Stock Options to the extent permitted by law. (e) Notwithstanding the foregoing, no Option shall be exercisable within the first six months after it is granted; provided that, this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period.
         (f) The Committee may, in its discretion, grant Options that by their terms become fully exercisable upon a Change of Control, notwithstanding other conditions on exercisability in the stock option agreement.
         9.       Stock Appreciation Rights.
         (a) Whenever the Committee deems it appropriate, Stock Appreciation Rights may be granted in connection with all or any part of an Incentive Stock Option. At the discretion of the Committee, Stock Appreciation Rights may also be granted in connection with all or any part of a Nonstatutory Stock Option, either concurrently with the grant of the Nonstatutory Stock Option or at any time thereafter during the term of the Nonstatutory Stock Option. Stock Appreciation Rights shall be evidenced in writing as part of the stock option agreement to which they pertain. The following provisions apply to all Stock Appreciation Rights that are granted in connection with Options:
                  (i) Stock Appreciation Rights shall entitle the Participant, upon exercise of all or any part of the Stock Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of shares of Company Stock as is covered by the Stock Appreciation Rights (or the portion of the Stock Appreciation Rights so exercised) and to receive in exchange from the Company an amount equal to the excess of (x) the Fair Market Value on the date of exercise of the Company Stock covered by the surrendered portion of the underlying Option over (y) the exercise price of the Company Stock covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the Participant will be entitled to receive upon exercise of the Stock Appreciation Right.
                  (ii) Upon the exercise of a Stock Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, shall not thereafter be exercisable.
                  (iii) Subject to any further conditions upon exercise imposed by the Board, a Stock Appreciation Right shall be exercisable only to the extent that the related Option is exercisable, except that in no event shall a Stock Appreciation Right held by an Insider be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and a Stock Appreciation Right shall expire no later than the date on which the related Option expires.
                  (iv) A Stock Appreciation Right may only be exercised at a time when the Fair Market Value of the Company Stock covered by the Stock Appreciation Right exceeds the exercise price of the Company Stock covered by the underlying Option.
         (b) The manner in which the Company's obligation arising upon the exercise of a Stock Appreciation Right shall be paid shall be determined by the Committee and shall be set forth in the Participant's Option or the related Stock Appreciation Rights agreement. The Committee may provide for payment in Company Stock or cash, or a fixed combination of Company Stock or cash, or the Committee may reserve the right to determine the manner of payment at the time the Stock Appreciation Right is exercised. Shares of Company Stock issued upon the exercise of a Stock Appreciation Right shall be valued at their Fair Market Value on the date of exercise.
         (c) An Insider may only exercise a Stock Appreciation Right during a Window Period.
         10.      Method of Exercise of Options and Stock Appreciation Rights.
         (a) Options and Stock Appreciation Rights may be exercised by the Participant giving written notice of the exercise to the Company, stating the number of shares the Participant has elected to purchase under the Option or the number of Stock Appreciation Rights the Participant has elected to exercise. In the case of the purchase of shares under an Option, such notice shall be effective only if accompanied by the exercise price in full in cash; provided that, if the terms of an Option so permit, the Participant may (i) deliver, or cause to be withheld from the Option shares, shares of Company Stock (valued at their Fair Market Value on the date of exercise) in satisfaction of all or any part of the exercise price, (ii) deliver a
properly   executed   exercise  notice  together  with   irrevocable
instructions to a broker to deliver promptly to the Company, from the sale or loan proceeds with respect to the sale of Company Stock or a loan secured by Company Stock, the amount necessary to pay the exercise price and, if required by the Committee, Applicable Withholding Taxes, or (iii) deliver an interest bearing promissory note, payable to the Company, in payment of all or part of the exercise price together with such collateral as may be required by the Committee at the time of exercise. The interest rate under any such promissory note shall be established by the Committee and shall be at least equal to the minimum interest rate required at the time to avoid imputed interest under the Code.

         (b) The Company may place on any certificate representing Company Stock issued upon the exercise of an Option or Stock Appreciation Right any legend deemed desirable by the Company's counsel to comply with federal or state securities laws, and the Company may require a customary written indication of the Participant's investment intent. Until the Participant has made any required payment, including any Applicable Withholding Taxes, and has had issued a certificate for the shares of Company Stock acquired, he shall possess no shareholder rights with respect to the shares.
         (c) As an alternative to making a cash payment to the Company to satisfy Applicable Withholding Taxes, if the Option or Stock Appreciation Rights agreement so provides, the Participant may, subject to the provisions set forth below, elect to (i) deliver shares of already owned Company Stock or (ii) have the Company retain that number of shares of Company Stock that would satisfy all or a specified portion of the Applicable Withholding Taxes. The Committee shall have sole discretion to approve or disapprove any such election. If the Participant is an Insider, the following provisions apply to elections to satisfy Applicable Withholding Taxes, to the extent required by Rule 16b-3:
                  (i) The Participant's election to have the Company retain from the shares of Company Stock to be issued upon exercise of an Option of Stock Appreciation Right the number of shares of Company Stock that would satisfy Applicable Withholding Taxes must be made at least six months after the Option or SAR was granted, and either:
                           (x)      during a Window Period; or
                           (y)      at least six months before the amount of
                  Applicable Withholding Taxes is calculated.
                  (ii)     The Participant's election must be irrevocable.
                  (iii) Notwithstanding any of the foregoing provisions, the manner and timing of elections may be varied from those provided, and elections previously made as irrevocable may be revoked, if such variance or revocation is permissible under Rule 16b-3.
         (d) If a Participant exercises an Option that has a Reload Feature by delivering already owned shares of Company Stock in payment of the exercise price, the Committee shall grant to the Participant a Reload Option. The Committee shall grant the Reload Option in the same manner as set forth in paragraph 8(a). The Reload Option shall be subject to the following restrictions:
                  (i) The exercise price of shares of Company Stock covered by a Reload Option shall be not less than 100% of the Fair Market Value of such shares on the Date of Grant of the Reload Option;
                  (ii) If and to the extent required by Rule 16b-3, a Reload Option shall not be exercisable within the first six months after it is granted; provided that this restriction shall not apply if the Participant becomes Disabled or dies during the six-month period;
                  (iii) The Reload Option shall be subject to the same restrictions on exercisability imposed on the underlying option (possessing the Reload Feature) delivered unless the Committee specifies different limitations;
                  (iv) The Reload Option shall not be exercisable until the expiration of any retention holding period imposed on the disposition of any shares of Company Stock covered by the underlying Option (possessing the Reload Feature) delivered; and
                  (v) The Reload Option shall not have a Reload Feature. The Committee may, in its discretion, cause the Company to place on any certificate representing Company Stock issued to a Participant upon the exercise of an underlying Option (possessing a Reload Feature as evidenced by the stock option agreement for such Option) delivered pursuant to this subsection (d), a legend restricting the sale or other disposition of such Company Stock.
         (e) Notwithstanding anything herein to the contrary, Options and Stock Appreciation Rights shall always be granted and exercised in such a manner as to conform to the provisions of Rule 16b-3.
         11. Nontransferability of Options and Stock Appreciation Rights. Options and Stock Appreciation Rights by their terms, shall not be transferable except by will or by the laws of descent and distribution or, if permitted by Rule 16b-3, pursuant to a qualified domestic relations order (as defined in Code section 414(p)) ("QDRO") and shall be exercisable, during the Participant's lifetime, only by the Participant or, if permitted by Rule 16b-3, an alternative payee under a QDRO, or by his guardian, duly authorized attorney-in-fact or other legal representative.
         12.      Tax Offset Rights.
         (a) Whenever the Committee deems it appropriate, Tax Offset Rights may be granted in connection with Nonstatutory Stock Options, Stock Appreciation Rights, Incentive Stock or Restricted Stock. Tax Offset Rights shall be evidenced in writing as part of the award agreement to which they pertain.
         (b) Tax Offset Rights shall entitle the Participant, upon exercise of all or any part of Nonstatutory Stock Option, Stock Appreciation Right, or Tax Offset Right, upon grant of Incentive Stock, or upon the lapse of restrictions on Restricted Stock, to receive in cash from the Company an amount equal to or approximating the Applicable Withholding Taxes.
         (c) A Participant may exercise a Tax Offset Right by giving the Committee written notice of exercise simultaneously with the exercise of a Nonstatutory Stock Option or Stock Appreciation Right, the receipt of an award of Incentive Stock or the lapse of restrictions on Restricted Stock. To the extent exercised, the Tax Offset Right shall lapse.
         (d) The Committee may limit the amount the Participant will be entitled to receive in connection with a Tax Offset Right and may include any provisions in a Tax Offset Right that the Committee deems appropriate to ensure that the Tax Offset Right will not be characterized as an "equity security" or "derivative security" for purposes of Section 16 of the Act and the rules and regulations thereunder.
         13. Effective Date of the Plan. This Plan shall be effective on April 12, 1996, and shall be submitted to the shareholders of the Company for approval. Until (i) the Plan has been approved by the Company's shareholders, and (ii) the requirements of any applicable State securities laws have been met, no Restricted Stock shall be awarded, no Incentive Stock shall be issued and no Option or Stock Appreciation Right shall be exercisable.
         14. Termination, Modification, Change. If not sooner terminated by the Board, this Plan shall terminate at the close of business on April 11, 2006. No Incentive Awards shall be made under the Plan after its termination. The Board may terminate the Plan or may amend the Plan in such respects as it shall deem advisable; provided that, if and to the extent required by the Code or Rule 16b-3, no change shall be made that increases the total number of shares of Company Stock reserved for issuance pursuant to Incentive Awards granted under the Plan (except pursuant to Section 15), materially modifies the requirements as to eligibility for participation in the Plan, or materially increases the benefits accruing to Participants under the Plan, or unless such change is authorized by the shareholders of the Company. Notwithstanding the foregoing, the Board may unilaterally amend the Plan and Incentive Awards as it deems appropriate to ensure compliance with Rule 16b-3 and to cause Incentive Stock Options to meet the requirements of the Code and regulations thereunder. Except as provided in the preceding sentence, a termination or amendment of the Plan shall not, without the consent of the Participant, adversely affect a Participant's rights under an Incentive Award previously granted to him.
         15.      Change in Capital Structure.
         (a) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which the Company is the surviving corporation or other change in the Company's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options then outstanding or to be granted thereunder, the maximum number of shares or securities which may be delivered under the Plan, the exercise price and other relevant provisions shall be appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any unexercised Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
         (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Committee may take such actions with respect to outstanding Incentive Awards as the Committee deems appropriate.
         (c) Notwithstanding anything in the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.
         16. Administration of the Plan. The Plan shall be administered by the Committee, which shall consist of not less than two members of the Board, who shall be appointed by the Board. Subject to paragraph (d) below, the Committee shall be the Compensation Committee unless the Board shall appoint another Committee to administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Incentive Award the Committee deems appropriate to achieve the objectives of the Incentive Award and the Plan and, without limitation and in addition to powers set forth elsewhere in the Plan, shall have the following specific authority:
                  (a) The Committee shall have the power and complete discretion to determine (i) which eligible employees shall receive Incentive Awards and the nature of each Incentive Award, (ii) the number of shares of Company Stock to be covered by each Incentive Award, (iii) whether Options shall be Incentive Stock Options or Nonstatutory Stock Options, (iv) when, whether and to what extent Stock Appreciation Rights shall be granted in connection with Options, (v) when, whether and to what extent Tax Offset Rights shall be granted and the terms thereof, (vi) the Fair Market Value of Company Stock, (vii) the time or times when an Incentive Award shall be granted, (viii) whether an Incentive Award shall become vested over a period of time and when it shall be fully vested, (ix) when Options and Stock Appreciation Rights may be exercised, (x) whether a Disability exists, (xi) the manner in which payment will be made upon the exercise of Options or Stock Appreciation Rights, (xii) conditions relating to the length of time before disposition of Company Stock received upon the exercise of Options or Stock Appreciation Rights is permitted, (xiii) whether to approve a Participant's election (A) to deliver shares of already owned Company Stock to satisfy Applicable Withholding Taxes or (B) to have the Company withhold from the shares to be issued upon the exercise of a Nonstatutory Stock Option or Stock Appreciation Right the number of shares necessary to satisfy Applicable Withholding Taxes, (xiv) the terms and conditions applicable to Restricted Stock Awards, (xv) the terms and conditions on which restrictions upon Restricted Stock shall lapse, (xvi) whether to accelerate the time at which any or all restrictions with respect to Restricted Stock will lapse or be removed,
         (xvii) notice provisions relating to the sale of Company Stock acquired under the Plan, (xviii) the terms of incentive programs, performance criteria and other factors relevant to the issuance of Incentive Stock, and (xix) any additional requirements relating to Incentive Awards that the Committee deems appropriate. Notwithstanding the foregoing, no "tandem stock options" (where two stock options are issued together and the exercise of one option affects the right to exercise the other option) may be issued in connection with Incentive Stock Options. The Committee shall have the power to amend the terms of previously granted Incentive Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him, except that such consent will not be required if such amendment is for the purpose of complying with Rule 16b-3 or any requirement of the Code applicable to the Incentive Award.
                  (b) The Committee may adopt rules and regulations for carrying out the Plan. The interpretation and construction of any provision of the Plan by the Committee shall be final and conclusive. The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.
                  (c) A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members, and any action so taken shall be fully effective as if it had been taken at a meeting.
                  (d) The Board from time to time may appoint members previously appointed and may fill vacancies, however caused, in the Committee. Insofar as it is necessary to satisfy the requirements of
         Section 16(b) of the Act, (i) no member of the Committee shall be granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent or Subsidiary of the Company that entitles participants to acquire stock, stock options or stock appreciation rights of the Company or any Parent or Subsidiary of the Company, and (ii) no person shall become a member of the Committee if, within the preceding one-year period, the person shall have been granted or awarded equity securities pursuant to such a plan; provided, however, that the foregoing prohibitions on Committee membership shall be subject to the exception set forth in clauses (A) through (D) of Rule 16b-3(c)(2)(i) and (ii)).
         17. Notice. All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows (a) if to the Company - at its principal business address to the attention of the Treasurer; (b) if to any Participant - at the last address of the Participant known to the sender at the time the notice or other communication is sent.
         18. Interpretation. The terms of this Plan are subject to all present and future regulations and rulings of the Secretary of the Treasury or his delegate relating to the qualification of Incentive Stock Options under the Code. If any provision of the Plan conflicts with any such regulation or ruling, then that provision of the Plan shall be void and of no effect. The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.
         19.      Effective Date.   This Plan shall be effective as of April 12,
1996.
         IN WITNESS WHEREOF, the Company has caused this Plan to be executed this ____ day of April, 1996.

                       REORGANIZED CONSUMAT SYSTEMS, INC.

                       By:________________________________
                                                      Chairman, President, and
                                                        Chief Executive Officer

                                                                       EXHIBIT B

                       REORGANIZED CONSUMAT SYSTEMS, INC.

                  1996 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

                           (As Adopted April 12, 1996
                        Subject to Stockholder Approval)

1.       Purpose

        The purpose of this Reorganized Consumat Systems, Inc. 1996 Non-Employee Directors Stock Option Plan (the "Plan") is to encourage ownership in the Company by non-employee members of the Board in order to promote long-term stockholder value and to provide non-employee members of the Board with an incentive to continue as directors of the Company.

2.       Definitions

         As used in the Plan, the following terms have the meanings indicated:

                  (a)      "Board" means the Board of Directors of the Company.

                  (b) "Company" means Reorganized Consumat Systems, Inc., a Virginia corporation.

                  (c) "Company Stock" means the Common Stock, $1.00 par value, of the Company. If the par value of the Company Stock is changed, or in the event of a change in the capital structure of the Company (as provided in Section 12), the shares resulting from such change shall be deemed to be Company Stock within the meaning of the Plan.

                  (d) "Date of Grant" means the date on which an Option is automatically awarded pursuant to Section 7.

                  (e)      "Effective Date" means April 12, 1996.

                  (f)      "Eligible Director" means a director described in
         Section 4 who has not been awarded an Option under the Plan.

                  (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (h) "Fair Market Value" means, on any given date, the value of a share of Company Stock based upon the average of the highest and lowest reported sales prices per share of the Company Stock on such day on the NASDAQ Bulletin Board (or, if there have been no transactions, the average of the bid and asked prices).

                  (i) "Insider" means a person subject to Section 16(b) of the Exchange Act.

                  (j) "Option" means a right to purchase Company Stock pursuant to the provisions of Section 7.

                  (k) "Subsidiary" means, with respect to any corporation, a corporation more than 50% of whose voting shares are owned directly or indirectly by the Company.

3.       Administration

         The Plan shall be administered by the Board. Options shall be granted as described in Section 7. However, the Board shall have all powers vested in it by the terms of the Plan, including, without limitation, the authority (within the limitations described herein) to prescribe the form of the agreement embodying the grant of Options under the Plan, to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be binding and conclusive. The Board may act only by a majority of its members in office, except that members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

4.       Participation in the Plan

         Each director of the Company who (a) does not own or control, directly or indirectly, more than 5% of the outstanding shares of Company Stock, and (b) is not otherwise an employee of the Company or any Subsidiary and was not an employee of the Company or any Subsidiary for a period of at least one year before the Date of Grant shall be eligible to participate in the Plan.

5.       Stock Subject to the Plan

        The maximum number of shares of Company Stock that may be issued upon exercise of Options granted pursuant to the Plan shall be 100,000, subject to adjustment as provided in Section 12. Shares allocable to Options or portions thereof that expire or terminate unexercised may again be subject to an Option.

6.       Non-Statutory Stock Options

         All options granted under the Plan shall be non-statutory in nature and shall not be entitled to special tax treatment under Internal Revenue Code section 422.


7.       Award, Terms, Conditions and Form of Options

         Each Option shall be evidenced by a written agreement in such form as the Board shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions:

                  (a) Automatic Award of Option. Each Eligible Director on the Effective Date shall automatically receive an Option to purchase 25,000 shares of Company Stock as of the Effective Date. After the Effective Date, each director newly elected for the first time who is an Eligible Director on the date of his election shall automatically receive an Option to purchase 25,000 shares of Company Stock as of the date of such election. If at any time there are not sufficient shares available to fully permit the automatic Option grants described in this paragraph, the Option grants shall be reduced pro rata (to zero if necessary) so as not to exceed the number of shares available.

                  (b) Option Exercise Price. The Option exercise price shall be the Fair Market Value of the shares of Company Stock subject to such Option on the Date of Grant.

                  (c) Options Not Transferable. An Option shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercisable during the lifetime of the optionee only by him. An Option transferred by will or by the laws of descent and distribution may be exercised by the optionee's estate, or the person to whom the rights under the Option shall have passed by will or the laws of descent and distribution, within one year of the date of the optionee's death (but not after the date described in paragraph (d)(iii) below) to the extent the optionee could have exercised the Option on the date of his death. No Option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

                  (d) Exercise of Options. The Option shall become exercisable in full on the later of (i) six months from the Date of Grant, and (ii) six months from the date of approval of the Plan by stockholders of the Company; provided, however, that no Option may be exercised:

                           (i) before the Plan is approved by stockholders of the Company;

                           (ii) unless at such time the  optionee is a director,
                  except that he may exercise the Option within twelve months of the date he ceases to be a director of the Company to the extent the Option was exercisable on the date he ceases to be a director;

                           (iii) after the expiration of ten (10) years from the Date of Grant; and

                           (iv) except by written notice to the Company at its principal office, stating the number of shares the optionee has elected to purchase, accompanied by payment in cash and/or by delivery to the Company of shares of Company Stock (valued at Fair Market Value on the date of exercise) in the amount of the full Option exercise price for the shares of Company Stock being acquired thereunder.

8.       Withholding

         If the Company is required by law to withhold federal or state income taxes when an Option is exercised, the Company shall have the right to retain or sell without notice shares of Company Stock having a Fair Market Value sufficient on such date or dates as may be determined by the Board (but not more than five business days prior to the date on which such shares would otherwise have been delivered) to cover the amount of any federal or state income tax required to be withheld or otherwise deducted and paid with respect to the exercise of the Option, remitting any balance to the optionee; provided, however, that the optionee shall have the right to make other arrangements satisfactory to the Company or to provide the Company with the funds to enable it to pay such tax. Notwithstanding the foregoing, the Company shall not sell shares of Company Stock if the optionee is an Insider and such sale would cause the optionee to incur a liability under Section 16(b) of the Exchange Act.

9.       Modification, Extension and Renewal of Options

         The Board shall have the power to modify, extend or renew outstanding Options and to authorize the grant of new Options in substitution therefor, provided that any such action may not enhance the rights of the director without stockholder approval or have the effect of altering, enhancing or impairing any rights or obligations of any person under any Option previously granted without the consent of the optionee.

10.      Termination

         The Plan shall terminate upon the earlier of:

                  (a) the adoption of a resolution of the Board terminating the Plan; or

                  (b)      April 11, 2006.

No termination of the Plan shall without his consent materially and adversely affect any of the rights or obligations of any person under any Option previously granted under the Plan.

11.      Limitation of Rights

                  (a) No Right to Continue as a Director. Neither the Plan nor the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain any person as a director for any period of time.

                  (b) No Stockholders Rights Under Options. An optionee shall have no rights as a stockholder with respect to shares covered by his Option until the date of exercise of the Option, and, except as provided in Section 12, no adjustment will be made for dividends or other rights for which the record date is before the date of such exercise.

12.      Changes in Capital Structure

                  (a) If the number of outstanding shares of Company Stock is increased or decreased as a result of a subdivision or consolidation of shares, the payment of a stock dividend, stock split, or any other change in capitalization effected without receipt of consideration by the Company (including, but not limited to, the creation or issuance to stockholders generally of rights, options or warrants for the purchase of common or preferred stock of the Company), the number and kind of shares of stock or securities of the Company to be subject to the Plan and to Options, the maximum number of shares or securities which may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding and conclusive on all persons.

                  (b) If the Company is a party to a consolidation or a merger in which the Company is not the surviving corporation, a transaction that results in the acquisition of substantially all of the Company's outstanding stock by a single person or entity, or a sale or transfer of substantially all of the Company's assets, the Board may take such actions with respect to outstanding unexercised Options as the Board deems appropriate.

                  (c) Notwithstanding anything in the Plan to the contrary, the Board may take the foregoing actions without the consent of any optionee, and the Board's determination shall be conclusive and binding on all persons for all purposes.

13.      Amendment of the Plan

         The Board (except as provided below) may suspend or discontinue the Plan or revise or amend the Plan in any respect; provided, however, that without approval of the stockholders no revision or amendment shall increase the number of shares subject to the Plan (except as provided in Section 12) or materially increase the benefits accruing to participants under the Plan. The Plan shall not be amended more than once every six months; provided, however, that this restriction shall not apply to an amendment required to comply with changes in the Internal Revenue Code or the Employee Retirement Income Security Act of 1974 or regulations thereunder.


14.      Notice

        All notices and other communications required or permitted to be given under this Plan shall be in writing and shall be deemed to have been duly given if delivered personally or mailed first class, postage prepaid, as follows: (a) if to the Company - at its principal business address to the attention of the Chief Financial Officer; (b) if to any optionee - at the last address of the optionee known to the sender at the time the notice or other communication is sent.

15.      Construction

         The terms of this Plan shall be governed by the laws of the Commonwealth of Virginia.

        IN WITNESS WHEREOF, the Company has caused this Plan to be executed this ____ day of April, 1996.

                       REORGANIZED CONSUMAT SYSTEMS, INC.




                         By:____________________________
                            Chairman, President, and
                             Chief Executive Officer

                       REORGANIZED CONSUMAT SYSTEMS, INC.

          This Proxy is solicited on behalf of the Board of Directors

         The undersigned, revoking all prior proxies, hereby appoints James K. Fishback, George P. Fultz, and Florence M. Hurt as proxies, and each or any of them with full power of substitution, to represent the undersigned and vote, as designated below, all the shares of Common Stock of Reorganized Consumat Systems, Inc., held of record by the undersigned on April 30, 1996, at the Annual Meeting of Shareholders to be held June 14, 1996, or any adjournment thereof on each of the following matters:

1.       Election of Directors (Proposal One of the Proxy Statement).
         [  ]  FOR all Nominees listed below                      [  ]  WITHHOLD AUTHORITY
               (except as marked to the contrary below)                 (to vote for all nominees listed below)

         James W. Bohlig, D. Randolph Graham, Alexander Y. Hoff, and Robert L. Massey.

         INSTRUCTIONS:     To  withhold  authority  to vote  for any  individual
nominee,  print  the  name of the nominee in the space provided below.

- -------------------------------------------------------------------------------

2. To adopt the 1996 Stock Option Plan (as described in Proposal Two of the Proxy Statement).

         [  ]  FOR                 [  ]  AGAINST                  [  ]  ABSTAIN

3. To adopt the 1996 Non-Employee Directors Stock Option Plan (as described in Proposal Three of the Proxy Statement).

         [  ]  FOR                 [  ]  AGAINST                  [  ]  ABSTAIN

4. To ratify the selection by the Audit Committee of the Board of Directors of Parham, P.C., independent certified public accountants, as auditors of the Company for 1996 (Proposal Four of the proxy statement).

         [  ]  FOR                 [  ]  AGAINST                  [  ]  ABSTAIN

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. The Board of Directors has not been notified of any such matters.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each proposal. All joint owners MUST sign.

         Please sign exactly as your name appears on the reverse side of this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

DATED ______________________                ___________________________________
                                                              Signature
_____________________                       ___________________________________
NUMBER OF SHARES                            Signature (if jointly owned)

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PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.